UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 28, 2017

                             NEWGIOCO GROUP, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              +39 391 306 4134
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
          FISCAL YEAR

The Forward Split disclosed in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 5.03.

On December 6, 2017, Newgioco Group, Inc. (the "Company") filed articles of amendment with the State of Delaware Division of Corporations, to reflect the Forward Split approved on November 28, 2017 a copy of which is filed herewith as
Exhibit 3.3, and is incorporated by reference into this Item 5.03 and 8.01 of this Current Report.

The Company has a sufficient number of authorized shares in order to give effect to the Forward Split, and as a result, an increase in authorized shares was not required and the Forward Split did not affect the Company's Articles of Incorporation or corporate structure in any other way.


ITEM 8.01  OTHER EVENTS

The shareholders holding a majority ("Majority Stockholders") of our issued and outstanding shares of Common Stock by written consent in lieu of a meeting on November 28, 2017, approved a 2 for 1 forward split of the Company's common stock (the "Forward Split"), for shareholders of record as of the close of business on December 18, 2017 (the "Record Date") and the Board of Directors of the Company unanimously ratified and approved these actions of the Majority Stockholders by resolutions adopted on November 28, 2017, in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.

In order for the Forward Split to be recognized on the OTC markets, the Financial Industry Regulatory Authority ("FINRA") will need to process the corporate action. The Company is in the process of submitting the required documentation to FINRA. No change will occur until such time as FINRA has declared the Forward Split effective. Once FINRA has processed the corporate actions, the Company plans to file a current report on Form 8-K to announce the effective date of the Forward Split.

As a result of the Forward Split and upon the filing of a Certificate of Amendment with the State of Delaware Division of Corporations, the Company's issued and outstanding common stock will increase from 38,014,373 shares to approximately 76,028,746. There will be no fractional shares as a result of the Forward Split and a new share certificate representing the Forward Split shares will be mailed out to each stockholder, or to the street name shareholder for shareholders who hold their shares through a bank, broker or other holder of
record (a "street-name shareholder").   Since the new shares will be mailed out,
a new CUSIP number is not required.


Item 9.01 Financial Statements and Exhibits

Number     Exhibit Description
3.3 Amendment to the Articles of Incorporation filed with the State of Delaware Division of Corporations on December 6, 2017

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  December 11, 2017.                NEWGIOCO GROUP, INC.


                                     By:  /s/ MICHELE CIAVARELLA, B.Sc.
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer